UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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DORCHESTER MINERALS, L.P.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

April 15, 2015

To our fellow Unitholders:

  Our results during 2014 were strong due to robust activity on our Bakken and Permian Basin properties. Significant results include the following:

●	Net Income of $45.2 million;

●	Distributions of $58.4 million to our limited partners;

●

Identification of 442 new wells completed on our Royalty Properties in eight states and 124 new wells completed on our NPI Properties in six states. Included in these totals are wells in which we own both a royalty interest and a net profits interest. Wells with such overlapping interests are counted in both categories.

●	Consummation of 107 leases, pooling elections or lease extensions of our mineral interest in undeveloped properties located in 32 counties and parishes in five states, and;

●	Lease Bonus income of $1.6 million.

The enclosed Annual Report on Form 10-K includes information about activity on our Royalty Properties and Net Profits Interests. We encourage you to read this information and to contact us with any questions about your investment. In addition, the enclosed Proxy Statement contains important information concerning matters to be voted upon at our 2015 Annual Meeting. Please read the Proxy Statement and submit your vote at your earliest convenience.

We thank you for your continued support.

Very truly yours,

William Casey McManemin

Chief Executive Officer

Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 20, 2015

To the Unitholders of Dorchester Minerals:

The Annual Meeting of the Limited Partners of Dorchester Minerals, L.P. will be held at 4:00 p.m. Central Time on Wednesday, May 20, 2015, at the Perot Museum of Nature and Science, 2201 N. Field Street, Dallas, TX 75202, for the following purposes:

1.	To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee until the 2016 Annual Meeting of Limited Partners;

2.	To approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2015;

3.	To approve the Dorchester Minerals Operating LP Equity Incentive Program; and

4.	To consider any other matters that may properly come before the meeting.

Only holders of record of common units as of the close of business on March 27, 2015 are entitled to notice of, and to vote at, the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO VOTE USING ONE OF THE VOTING METHODS DESCRIBED IN THE ATTACHED MATERIALS AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Managers of

Dorchester Minerals Management GP LLC,

/s/ William Casey McManemin

William Casey McManemin

Chief Executive Officer

April 15, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Limited Partners to be Held on May 20, 2015:

The Partnership’s Proxy Statement for the 2015 Annual Meeting of Limited Partners and Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available at www.dmlp.net.

Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

PROXY STATEMENT

For

ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 20, 2015

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to holders of common units in connection with the solicitation of proxies by our Board of Managers for use at the Dorchester Minerals, L.P. 2015 Annual Meeting. Our general partner is Dorchester Minerals Management LP, and its general partner is Dorchester Minerals Management GP LLC. As a result, the Board of Managers of Dorchester Minerals Management GP LLC exercises effective control of us. Dorchester Minerals Management LP is referred to herein as our general partner, and Dorchester Minerals Management GP LLC is referred to herein as the general partner of our general partner. The approximate date on which definitive copies of this proxy statement and form of proxy are intended to be released to Unitholders is April 15, 2015.

When and Where Is the 2015 Annual Meeting?

The 2015 Annual Meeting will be held at 4:00 p.m. Central Time on Wednesday, May 20, 2015, at the Perot Museum of Nature and Science, 2201 N. Field Street, Dallas, TX 75202.

What Are The Board of Managers’ Proposals?

To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee, to approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2015 and to approve the Dorchester Minerals Operating LP Equity Incentive Program.

How Does the Board of Managers Recommend I Vote on the Proposals?

The Board of Managers recommends a vote FOR each of the nominees to serve on the Board of Managers and the Advisory Committee, a vote FOR the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2015 and a vote FOR approval of the Dorchester Minerals Operating LP Equity Incentive Program.

How Will Voting On Any Other Business Be Conducted?

The Board of Managers does not know of any business to be considered at the 2015 Annual Meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented, your signed proxy card gives authority to the persons named in the proxy to vote on such matters at their discretion.

Who Is Entitled to Vote?

Each Unitholder as of the close of business on March 27, 2015, the record date, is entitled to vote at the 2015 Annual Meeting.

How Many Units May Be Voted?

As of the record date, 30,675,431 units were outstanding. Each unit entitles its holder to one vote.

What is a “Quorum”?

A quorum is established if a majority of the outstanding units are represented in person or by proxy at the 2015 Annual Meeting. There must be a quorum for the 2015 Annual Meeting to be held. If you submit a properly executed proxy card, you will be considered part of the quorum. Proxies received by us that are marked “withhold authority” or abstain, or that constitute a broker non-vote, are counted as present for purposes of establishing a quorum. A broker non-vote occurs when a broker returns a valid proxy but does not vote on a particular matter because the broker does not have the discretionary voting power for that matter and has not received instructions from the beneficial owner.

What Vote Is Required to Approve the Proposals?

The affirmative vote of holders of a plurality of the outstanding units is required to elect each manager to the Board of Managers. Thus, any abstentions, broker non-votes or other limited proxies will have no effect on the outcome of the election of managers. The affirmative vote of holders of a majority of the units present in person or represented by proxy at the annual meeting and entitled to vote thereon is required to approve the appointment of Grant Thornton LLP as our registered independent public accounting firm for the year ending December 31, 2015. Abstentions will have the effect of votes against the proposal to approve Grant Thornton LLP as our independent public accounting firm, but broker non-votes and other limited proxies will have no effect on this proposal. The affirmative vote of holders of a majority of the units present in person or represented by proxy at the annual meeting and entitled to vote thereon is required to approve the Dorchester Minerals Operating LP Equity Incentive Program. Abstentions will have the effect of votes against the proposal to approve the Dorchester Minerals Operating LP Equity Incentive Program, but broker non-votes and other limited proxies will have no effect on this proposal.

How Do I Vote?

You may vote by any one of three different methods:

(a)

In Writing - You can vote by marking, signing and dating the enclosed proxy card and returning it in the enclosed envelope. If you return your signed proxy card, but do not give instructions as to how you wish to vote, your units will be voted FOR proposal nos. 1, 2 and 3 in accordance with the Board of Managers’ recommendation.

(b)	By Telephone - You can vote by calling the telephone number on the proxy card and following the instructions. Please have the proxy card in hand when calling.

(c)	In Person - You can vote by attending the 2015 Annual Meeting.

Units represented by properly executed proxies that are not revoked will be voted in accordance with the instructions shown on the proxy card. You have the right to revoke your proxy at any time before the 2015 Annual Meeting by:

(a)	Delivering to Dorchester Minerals, L.P., Attn: 2015 Annual Meeting, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas, 75219-4541, a written revocation;

(b)	Voting in person at the 2015 Annual Meeting; or;

(c)	Returning a later-dated proxy card.

Attendance at the 2015 Annual Meeting will not, without further action by you, revoke your proxy.

Unitholders have no dissenters’ rights or rights of appraisal under Delaware law or our Amended and Restated Agreement of Limited Partnership.

What Does It Mean If I Receive More Than One Proxy Card?

If your units are registered differently and/or are in more than one account, you will receive more than one proxy card. Please mark, sign, date and return all of the proxy cards you receive to ensure that all of your units are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449.

How Can I Vote If My Units Are Held in “Street Name”?

If your units are held in the name of your broker, a bank, or other nominee, that party will give you instructions about how to vote your units.

Who Will Count the Votes?

Representatives of Broadridge Investor Communication Services, an independent tabulator, will count the votes and act as the inspector of election.

Where and When Will I Be Able to Find Out the Results of Voting?

In addition to announcing the results at the 2015 Annual Meeting, you will also be able to find the results in our Form 8-K that will be publicly filed within four business days of the 2015 Annual Meeting.

Who Is Bearing the Cost Of This Proxy Solicitation?

We are bearing the cost of soliciting proxies for the 2015 Annual Meeting. In addition to using the mail, managers, officers and employees may solicit proxies by telephone, personal interview or otherwise. They will not receive additional compensation for this activity but may be reimbursed for their reasonable out-of-pocket expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to Unitholders.

How Can I Obtain A Copy of the Annual Report on Form 10-K?

A copy of our 2014 Annual Report on Form 10-K, including the consolidated financial statements filed therewith is included with this proxy statement. We will provide an additional copy of our 2014 Annual Report on Form 10-K, including the consolidated financial statements, upon written request to Dorchester Minerals, L.P., Attn: 2015 Annual Meeting, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541. We will furnish a requesting Unitholder with any exhibit not contained therein upon payment of a reasonable fee.

When Are the Unitholder Proposals For the 2016 Annual Meeting of Limited Partners Due?

We presently expect that our next Annual Meeting of Limited Partners will be held on May 18, 2016. Unitholder proposals for inclusion in the proxy materials relating to the 2016 Annual Meeting must be received at our principal executive office at 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541, addressed to our general partner no later than December 17, 2015. In accordance with our Amended and Restated Agreement of Limited Partnership, Unitholders who intend to present a proposal at the 2016 Annual Meeting without inclusion of such proposal in our proxy materials are required to provide notice of such proposal to us no later than March 19, 2016, and Unitholders who intend to nominate a manager for election to the Board of Managers and Advisory Committee are required to provide notice of such proposal to us no later than February 18, 2016. If the date of the 2016 Annual Meeting is changed to a different month, we will advise our Unitholders of the new date for the submission of Unitholder proposals in one of our periodic filings with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common units as of March 13, 2015. The information is set forth for (i) each nominee and current manager and named executive officer of the general partner of our general partner, (ii) all executive officers and managers of the general partner of our general partner as a group, and (iii) all those known by us to be beneficial owners of more than 5% of our common units.

	Beneficial Ownership(1)
Name of Beneficial Owner	Number of Units	Percentage
Named Executive Officers and Managers (2)
William Casey McManemin (3)	1,212,427	4.0%
James E. Raley (4)	13,000	*
H.C. Allen, Jr. (5)	249,578.8%
Martha P. Rochelle (6)	860,376	2.8%
Robert C. Vaughn (7)	455,670	1.5%
Buford P. Berry (8)	2,000	*
C.W. (“Bill”) Russell (9)	6,000	*
Ronald P. Trout (10)	13,555	*
All executive officers and managers and nominees to be managers as a group (eight persons)(11)	2,753,851	9.0%
Holders of 5% or More Not Named Above
Pass Through Partners LLC (12)	2,456,148	8.0%

*	Less than one percent (1%)
(1)	As of record date, there were 30,675,431 common units outstanding.
(2)

Unless otherwise indicated, the business address of each manager and executive officer of the general partner of our general partner is c/o Dorchester Minerals Management GP LLC, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541.

(3)

Includes 660,570 units held by Mr. McManemin, 209,457 units held by 1307, Ltd., 5,531 units held by SAM Partners Management, Inc., 283,645 units held by Ptarmigan Royalty Partners, and 53,224 units held by Smith Allen Oil & Gas, LLP. Mr. McManemin disclaims beneficial ownership of those common units owned by 1307, Ltd., SAM Partners Management, Inc., Ptarmigan Royalty Partners, and Smith Allen Oil & Gas, LLP in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. McManemin is individually a general partner, is the President of the other general partner and is a limited partner of 1307, Ltd. All of the remaining limited partner interest of 1307, Ltd. is owned by Mr. McManemin’s wife and minor children. Mr. McManemin is the Vice President and a shareholder of SAM Partners Management, Inc. and is the managing partner in Smith Allen Oil & Gas, LLP. Mr. McManemin is the managing partner of Ptarmigan Royalty Partners.

(4)	Includes 13,000 units held in an Individual Retirement Account for the benefit of Mr. Raley.
(5)

Includes 29,800.022 units held individually by Mr. Allen in his individual name, IRA or Keogh plan, 154,240 units held by Rabbitfoot Investments, LLC, 6,783units held jointly by Mr. Allen and his spouse in a family trust, 5,531 units held by SAM Partners Management, Inc. and 53,224 units held by Smith Allen Oil & Gas, LLP. Mr. Allen disclaims beneficial ownership of those common units owned by Rabbitfoot Investments, LLC, SAM Partners Management, Inc. and Smith Allen Oil & Gas, LLP in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. Allen is the Secretary and a shareholder of SAM Partners Management, Inc. and Smith Allen Oil & Gas, LLP. Rabbitfoot Investments, LLC is owned by Rabbitfoot Ranch and Cattle Company, Ltd. and its general partner is RR&CC Management, LLC which is owned by Mr. Allen and his spouse. All of the limited partner interest in Rabbitfoot Ranch and Cattle Company, Ltd. is owned by Mr. Allen’s children.

(6)

Includes 358,486 units held in the Martha Ann Peak A Trust and 501,890 units held by the Peak Revocable Living Trust. Ms. Rochelle disclaims beneficial ownership of those common units owned by the Peak Revocable Living Trust in which she does not have an economic interest but which she may be deemed to beneficially own based on shared voting and investment power. Ms. Rochelle is one of the Trustees of the Peak Revocable Living Trust.

(7)

Includes 427,210 units held by Vaughn Petroleum, LLC, 17,723 units held by Empire Partners, Ltd., and 10,737 units held by Mr. Vaughn. Mr. Vaughn and his spouse are the only unit holders in Vaughn Petroleum, LLC. Mr. Vaughn is the President of Empire (GP), Inc. the general partner of Empire Partners, Ltd. and Mr. Vaughn and his spouse are the shareholders of Empire (GP), Inc. All of the remaining limited partner interest of Empire Partners, Ltd. is owned by Mr. Vaughn and his spouse.

(8)	The business address for Mr. Berry is 1722 Routh Street, Suite 1500, Dallas, Texas 75201. The 2,000 common units are held in an Individual Retirement Account for the benefit of Mr. Berry.
(9)	The business address for Mr. Russell is 4695 N FM 2869, Winnsboro, Texas 75494. The 6,000 common units are held in an Individual Retirement Account for the benefit of Mr. Russell.

(10)

Includes 2,250 units held individually by Mr. Trout, 8,000 units held by Mr. Trout and his spouse, 655 units held in an Individual Retirement Account for the benefit of Mr. Trout, 2,250 units held by the Benjamin R. Trout Trust and 400 units held by the Gabriel G. Trout Trust. Mr. Trout disclaims beneficial ownership of those common units owned by the Benjamin R. Trout Trust and the Gabriel G. Trout Trust in which he does not have an economic interest but which he may be deemed to own based on voting and investment power. Mr. Trout is the Trustee for the Benjamin R. Trout Trust and the Gabriel G. Trout Trust. The business address for Mr. Trout is 1241 Mohawk Trail, Richardson, Texas 75080.

(11)

Pursuant to Instruction 5 to Item 403 of Regulation S-K, the 5,531 units owned by SAM Partners Management, Inc. and the 53,224 units owned by Smith Allen Oil & Gas, LLP included in the beneficial ownership of both Mr. McManemin and Mr. Allen are only included once in this total.

(12)

As reported in a Schedule 13G filed jointly on February 10, 2015with the SEC, Pass Through Partners LLC (“PTP”), Richard LeFrak, Richard Papert, William Field and Karen LeFrak (collectively, the “Reporting Persons”) beneficially own 2,331,149, 2,444,149, 6,000, 2,149 and 3,850 units, respectively. Mr. LeFrak is the husband of Ms. LeFrak. Mr. LeFrak is the sole shareholder of the manager of PTP and as such may be deemed to beneficially own the units directly owned by PTP. Mr. Papert and Mr. Field are officers of affiliated entities of PTP. As a result, the Reporting Persons may be deemed to constitute a “group” for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. Each of the Reporting Persons disclaims beneficial ownership of any units not directly owned by such Reporting Person. The business address of each of the Reporting Persons is: c/o LeFrak Organization, 40 West 57th Street, 23rd Floor, New York, NY 10019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our managers, officers and persons who own more than 10% of our common units to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common units. Managers, officers and 10% holders of the common units are required by Securities and Exchange Commission rules and regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, all Section 16(a) filing requirements applicable to our managers, officers and 10% holders were met except that in 2014, H.C. Allen, Jr. filed one late Form 4 filing that contained three transactions not reported on a timely basis.

PARTNERSHIP GOVERNANCE

Our business and affairs are managed by and under the direction of the Board of Managers, which exercises all of our corporate powers and establishes broad corporate policies. The Board of Managers consists of five managers appointed by the five members of the general partner of our general partner and three additional managers nominated by these members and elected annually by our limited partners. The elected managers, as a group, must meet the requirements of our Amended and Restated Agreement of Limited Partnership and the Securities and Exchange Commission and NASDAQ Global Select Market (“NASDAQ “) rules for members of an audit committee.

Messrs. Allen, McManemin, Raley and Vaughn and Ms. Rochelle are the five managers appointed by the members of the general partner of our general partner and will hold office until the earlier of their death, resignation or removal from office. In the event of any vacancy on the Board of Managers left by an appointed manager, the member who holds the right to appoint the appointed manager will designate the replacement appointed manager, unless the member who otherwise holds the right to appoint the replacement appointed manager has lost his appointment right.

Messrs. Berry, Russell and Trout are the three managers who were elected at our 2014 Annual Meeting and are the three managers nominated by the members of the general partner of our general partner to stand for election to the Board of Managers at the 2015 Annual Meeting.

In the opinion of the Board of Managers, and as “independent” currently is defined by the NASDAQ rules, and assuming the three nominated managers are elected by the limited partners at the 2015 Annual Meeting, a majority of the Board of Managers after the 2015 Annual Meeting are and will be independent of management and free of any relationship that would interfere with their exercise of independent judgment. The Board of Managers has affirmatively determined that Messrs. Berry, Russell, Trout and Vaughn and Ms. Rochelle are independent. In addition to the NASDAQ “independent” rules, the Board of Managers has also affirmatively determined that Messrs. Berry, Russell and Trout also satisfy the definition of “independent” prescribed by the Securities and Exchange Commission for members of an audit committee.

The Board of Managers held eight meetings and acted by unanimous written consent two times in fiscal 2014. Each Manager attended at least 75% of the total number of meetings of the Board of Managers and of the committees of the Board of Managers on which such Manager served.

The Board of Managers strongly recommends each manager attend the 2015 Annual Meeting of our limited partners. All eight managers currently serving attended the 2014 Annual Meeting.

The Board of Managers has an Advisory Committee that consists of Messrs. Berry, Russell and Trout. The Advisory Committee functions as the audit committee and as the compensation committee. In addition the Advisory Committee addresses all matters concerning conflicts of interest and the application of the Business Opportunities Agreement. The Advisory Committee met one time in person and acted by unanimous written consent one time in fiscal 2014.

The Board of Managers does not have a nominating committee or committee performing similar functions and has not adopted a resolution addressing the nominations process nor does it consider diversity with respect to manager nominees or have a diversity policy. This arrangement is appropriate as the nominations for all managers are made by the members of the general partner of our general partner. Messrs. McManemin, Raley, Allen and Vaughn and Ms. Rochelle all participate in the consideration of nominees for the Board of Managers in their capacities as officers and/or managers of the members of the general partner of our general partner. The Board of Managers has not adopted a resolution addressing the nominations process as the general partner of our general partner is legally required to provide its members with the ability to nominate managers.

The Board of Managers does provide a process for Unitholders to send communications to it. Unitholders may contact each member of the Board of Managers in writing at their respective business addresses. See “Security Ownership of Certain Beneficial Owners and Management.”

Our partnership adopted our Code of Business Conduct and Ethics on July 17, 2003. The Board of Managers reviewed the Code of Business Conduct and Ethics in 2014 for adequacy and was satisfied therewith. The Code of Business Conduct and Ethics applies to all officers, managers, advisors and employees of our partnership and its affiliates. Upon written request, we will provide any person, without charge, a copy of the Code of Business Conduct and Ethics. Written requests should be sent to Dorchester Minerals, L.P., Attn: Code of Business Conduct and Ethics, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541.

ADVISORY COMMITTEE

In their service as the Audit Committee, the members of the Advisory Committee assist the Board of Managers in fulfilling its oversight responsibilities relating to our consolidated financial statements and other financial information; compliance with applicable laws, regulations and our code of conduct; independence and qualifications of the independent auditor; management’s establishment of and adherence to a system of internal accounting and disclosure controls; and the performance of the internal audit function and independent auditors. The Advisory Committee is empowered to investigate any matter brought to its attention with full access to all our books, records, facilities and personnel and may retain outside counsel, auditors or other experts to assist it. Our Board of Managers has adopted a written charter for the Advisory Committee in its service as the Audit Committee specifying its purpose of overseeing the accounting and financial reporting processes, a copy of which can be obtained free of charge on our website at www.dmlp.net. The charter is reviewed periodically to ensure that it meets all applicable legal and NASDAQ listing requirements. As interpreted in the Board of Managers’ business judgment, assuming the three nominated managers are elected by the limited partners at the 2015 Annual Meeting, each member of the Audit Committee is financially literate and two members, including C.W. (“Bill”) Russell, of the Advisory Committee possess accounting or related financial management expertise and are “audit committee financial experts” as described in Item 407(d)(5) of Regulation S-K. None of the members of the Advisory Committee has participated in the preparation of our consolidated financial statements in the previous three years.

We administer our risk oversight function through our Advisory Committee as well as through our Board of Managers as a whole. Our Advisory Committee is empowered to monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, employees overseeing our internal audit functions and our Board of Managers. Additionally, reports are provided during our board meetings by the individuals who oversee risk management in liquidity, environmental, safety, litigation and other operational areas.

In their service as the Compensation Committee, the members of the Advisory Committee exercise the power of the Board of Managers in connection with all matters relating to compensation of executive officers. All determinations concerning executive compensation for our officers are made by the Advisory Committee as provided in our agreements of the general partner and the general partner of our general partner. Advisor compensation is approved by the Board of Managers. Because of the simple remuneration for the services of our officers and managers, the Advisory Committee does not delegate or use consultants in determining and considering amounts or form of compensation and has not adopted a Compensation Committee charter.

COMPENSATION DISCUSSION AND ANALYSIS

Our executive officers are not paid any compensation for their services as officers of our Partnership, however, they generally serve in the same capacities for our general partner, the general partner of our general partner and for the operating partnership of our general partner and are compensated by the operating partnership for their service in those capacities. Such compensation is borne indirectly by us as a result of our obligation to reimburse our general partner and the operating partnership for management expenses, subject to the limitation on reimbursement.

Each of our Appointed Managers is associated with one or more of the members of our general partner. Each owner of our general partner receives a portion of the cash flow generated by our activities and those of the operating partnership as set forth in the agreement of the general partner of our general partner. Three of our Appointed Managers also serve as officers. The incentives to each of our Appointed Managers come solely from a portion of the cash flow generated and their individual holdings of publicly traded units in our partnership. The additional amount paid to each of the officers by the operating partnership as compensation is in recognition of their service provided in managing the day-to-day affairs necessary to our partnership and the operating partnership. This arrangement has been in place since we began operations on January 31, 2003, and each officer has received the same $96,000 annual salary from our operating partnership since then. At this time, there are no other objectives, designs or elements of our compensation program, except recognition of management services provided. In the event we have new officers that are not also associated with the owners of our general partner or otherwise not holders of significant amounts of our units, our compensation may then require such programs.

The Advisory Committee has the discretion and authority to award performance-based cash bonuses, the amount of which will be determined based on the contribution of the executive officer and the benefit to the Partnership of the contribution of the executive officer. The Advisory Committee has not awarded any cash bonuses since 2003.

The Advisory Committee and the Board of Managers considered the results of our most recent unitholder advisory vote on executive compensation at our 2014 Annual Meeting. Our unitholders overwhelmingly approved the compensation of our named executive officers, with over 96% of the common units present at the meeting voting in favor of such compensation. Accordingly, the Advisory Committee and the Board of Managers have not changed our executive compensation decisions and policies following the 2014 Annual Meeting.

SUMMARY COMPENSATION TABLE

Name and			All Other
Principal		Salary	Compensation (1)	Total
Position	Year	($)	($)	($)

William Casey McManemin	2014	$96,000	$19,200	$115,200
Chief Executive Officer	2013	$96,000	$19,200	$115,200
	2012	$96,000	$19,200	$115,200

H.C. Allen, Jr.	2014	$96,000	$19,200	$115,200
Chief Financial Officer	2013	$96,000	$19,200	$115,200
	2012	$96,000	$19,200	$115,200

James E. Raley	2014	$96,000	$19,200	$115,200
Chief Operating Officer	2013	$96,000	$19,200	$115,200
	2012	$96,000	$19,200	$115,200

(1) Compensation for SEP-IRA contributions. Applies equal percentage to all operating partnership employees.

COMPENSATION OF DIRECTORS

Appointed Managers receive no remuneration for serving on the Board of Managers, but each member of the Advisory Committee received an annual retainer fee of $35,000 during 2014 and will receive $35,000 during 2015. In addition, members of the Advisory Committee receive $1,500 for each meeting of any special committees. In 2014, one special committee meeting was held.

	DIRECTOR COMPENSATION FOR 2014
	Fees Earned or Paid in Cash	Total
Name	($)	($)

Buford P. Berry	$36,500	$36,500
C.W. ("Bill") Russell	$36,500	$36,500
Ronald P. Trout	$36,500	$36,500

COMPENSATION COMMITTEE REPORT

The Advisory Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on that review and discussion recommends to the Board of Managers its inclusion in the Proxy Statement.

February 19, 2015

C.W. (“Bill”) Russell

Buford P. Berry

Ronald P. Trout

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serves as a member of the board or compensation committee of any entity that has one or more of its executive officers serving as a member of the Board of Managers or the Advisory Committee, which functions as our compensation committee.

REPORT OF THE AUDIT COMMITTEE

As members of the Audit Committee of the Board of Managers, we are responsible for helping to ensure the reliability of the Partnership's consolidated financial statements. In keeping with this goal, the Board of Managers has adopted a written charter for the Audit Committee to follow. The Audit Committee reviewed and reassessed the charter's adequacy on February 19, 2015.

Independence of Audit Committee Members. All of the members of the Audit Committee are independent as defined by Rule 5605(a)(2) of the NASDAQ Marketplace Rules and the most recent interpretations of those standards.

Review and Discussions. The Audit Committee has reviewed and discussed the Partnership's audited consolidated financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 Communications with Audit Committees. Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at Grant Thornton LLP, as required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (Communication With Audit Committees Concerning Independence), and has discussed with the independent accountants their independence.

Recommendation to Include Audited Consolidated Financial Statements in Annual Report. Based on the Audit Committee's discussions with management and the independent accountants and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Managers include the audited consolidated financial statements in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission.

February 19, 2015

Buford P. Berry

C.W. (“Bill”) Russell

Ronald P. Trout

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2014, we and our wholly-owned subsidiaries reimbursed certain direct and indirect expenses to the operating partnership and our general partner. The reimbursements were made pursuant to the Partnership’s Amended and Restated Agreement of Limited Partnership and Administrative Services Agreements or office lease agreements between the operating partnership and Dorchester Minerals Oklahoma LP or Maecenas Minerals, L.L.P., both wholly-owned subsidiaries of the Partnership. No management fees or any other type of compensation is paid by or to any related party, other than compensation reported pursuant to Item 402 of Regulation S-K.

Reimbursement of Our General Partner

Our general partner was reimbursed $2,158,947 for expenses incurred in 2014 pursuant to our Amended and Restated Agreement of Limited Partnership. Our general partner is not compensated for services provided in acting as our general partner. However, we reimburse our general partner on a monthly basis for all expenses incurred or payments made on our behalf, and all other necessary or appropriate expenses allocable to us. Such expenses include both direct expenses and management expenses. Pursuant to our Amended and Restated Agreement of Limited Partnership, direct expenses include

●	professional fees and expenses, such as audit, tax, legal and engineering costs;
●	regulatory fees and expenses;
●	ad valorem taxes;
●	severance taxes;
●	the fees and expenses of independent managers of our general partner and its general partner; and
●	premiums for officers’ and managers’ liability insurance.

Management expenses are expenses of the general partner and its affiliates incurred on our behalf and include:

●	rent, wages, salaries and the cost of employee benefit plans provided to employees and officers that are properly allocable to us; and
●	all other necessary or appropriate expenses allocable to us but do not include items classified as direct expenses or production costs.

As a result of the limitation on management expenses discussed below, recovery of additional expenses may occur by changing the classification of the expenses only to the extent that (i) a portion of management expense is reduced by shifting certain costs to direct expenses or production cost, and (ii) such classification change impacts a period when management expense could otherwise exceed the 5% cap and (iii) such excess above the cap cannot be recovered in future or past fiscal years.

Our reimbursements to our general partner of management expenses (excluding overhead expenses included in production costs that are deducted in determining net profits interests) during any fiscal year are limited to an amount not greater than five percent (5%) of the sum of our distributions to our partners for that fiscal year, adjusted for changes in cash reserves, plus expenses paid by us for that year for direct and management expenses and production costs which are capital in nature and charged against the net profits interests, and increases in taxes and regulatory compliance costs.

To the extent that actual reimbursement for management expenses in any fiscal year is less than five percent (5%) of this sum, our reimbursement to our general partner may exceed the 5% limitation by the amount of that difference at any time during the succeeding three fiscal years. If reimbursement to our general partner was limited by the 5% limitation during the preceding three fiscal years, the amount by which the management expenses are less than the 5% limitation in the current year may be used to permit our general partner to recoup the deficit from the preceding years.

Our Amended and Restated Agreement of Limited Partnership generally may not be amended to increase the 5% limitation on the reimbursement of management expenses.

Reimbursement to the Operating Partnership

In 2014, the operating partnership was reimbursed an aggregate of $1,189,544 from Dorchester Minerals Oklahoma LP and Maecenas Minerals, L.L.P., our wholly-owned subsidiaries, pursuant to Administrative Service Agreements or office lease agreements. The operating partnership provided the wholly-owned subsidiaries services related to accounting, internal controls, management of data processing systems, preparation of all federal and state tax reports, service as paymaster, preparation of periodic financial statements and banking and other financial relationships. The operating partnership was reimbursed for the payment of all direct and indirect costs and expenses incurred in the performance of the services provided, including without limitation, (i) attributable secretarial, telephone, office rent and other office expenses, (ii) attributable salaries and other compensation expenses of employees, officers and directors, (iii) other attributable administrative expenses, (iv) travel expenses, (v) legal and accounting costs and expenses and (vi) expenses incurred in providing or obtaining such other professional, technical, administrative services and advice as deemed necessary or desirable. Reimbursements made pursuant to the Administrative Service Agreements were not also made pursuant to the Amended and Restated Agreement of Limited Partnership.

Review, Approval or Ratification of Transactions with Related Persons

Whenever any potential conflict of interest exists or arises between our general partner or any of its affiliates and us or any of our partners, our general partner resolves that conflict. Our Amended and Restated Agreement of Limited Partnership requires our general partner to seek approval of a majority of the members of the Advisory Committee of the general partner of our general partner as to a proposed resolution of the conflict. In addition to approval by the Advisory Committee the resolution of the conflict of interest must also be fair and reasonable to us. Any resolution of a conflict of interest shall also be conclusively deemed fair and reasonable to us if such resolution is:

●	on terms no less favorable to us than those generally being provided to or available from unrelated third parties, or
●	fair to us, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to us).

Our general partner, or its general partner’s Advisory Committee if its approval is sought, is authorized, in connection with its determination of what is fair and reasonable to us, and in connection with its resolution of any conflict of interest, to consider:

●	the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest,
●	any customary or accepted industry practices and any customary or historical dealings with a particular person,
●	any applicable generally accepted accounting practices or principles, and
●	such additional factors as our general partner’s, or its general partner’s Advisory Committee, determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances.

Whenever our Amended and Restated Agreement of Limited Partnership requires that a particular transaction, arrangement or resolution of a conflict of interest be fair and reasonable, the fair and reasonable nature of that transaction, arrangement, or resolution shall be considered in the context of all similar or related transactions.

EXECUTIVE OFFICERS AND MEMBERS OF THE BOARD OF MANAGERS

William Casey McManemin, age 54, has served as Chief Executive Officer and as a manager of Dorchester Minerals Management GP LLC and as Chief Executive Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals, L.P. since 2001. He received his Bachelor of Science degree in Petroleum Engineering from Texas A&M University in 1984 and is a Registered Professional Engineer in the State of Texas. The members of the general partner of our general partner have determined that Mr. McManemin’s extensive and varied professional experience in petroleum engineering, extensive history of managing the majority of the properties held by the Partnership, as well as his strong executive management skills, qualify him to continue to serve on the Board of Managers.

H.C. Allen, Jr., age 76, has served as Chief Financial Officer and as a manager of Dorchester Minerals Management GP LLC and as Chief Financial Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals, L.P. since 2001. He co-founded SASI Minerals Company, Republic Royalty Company, Spinnaker Royalty Company, L.P. and CERES Resource Partners, LP with Mr. McManemin in 1988, 1993, 1996 and 1998, respectively. He received his Bachelor of Business Administration degree from the University of Texas in 1962 and his Master of Business Administration degree from the University of North Texas in 1963. The members of the general partner of our general partner have determined that Mr. Allen’s business and financial experience with the Partnership and other companies within our industry and his extensive history of managing the majority of the properties held by the Partnership qualifies him to continue to serve on the Board of Managers.

James E. Raley, age 75, has served as Chief Operating Officer and as a manager of Dorchester Minerals Management GP LLC and as Chief Operating Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals, L.P. since 2001. He had served as a general partner of Dorchester Hugoton since 1990. He received a Bachelor of Science degree in Mechanical Engineering from Texas Tech University in 1962. The members of the general partner of our general partner have determined that Mr. Raley’s extensive history of managing a portion of the properties held by the Partnership, as well as his long standing management experience with the Partnership, provides our Board of Managers with considerable knowledge and understanding of the Partnership’s properties and its strategic matters and qualifies him to continue to serve on the Board of Managers.

Martha P. Rochelle, age 62, has served as a manager of Dorchester Minerals Management GP LLC since 2013. Ms. Rochelle earned a Bachelor of Arts with High Honors from the University of Texas in 1974 and a Juris Doctor from Southern Methodist University School of Law in 1976. Following law school, she clerked for a federal judge and then entered private practice. For a period of more than twenty years, her practice focused on corporate and tax-exempt finance. Ms. Rochelle continues to serve as an advisor to tax-exempt entities. The members of the general partner of our general partner have determined that Ms. Rochelle’s extensive legal experience in corporate and finance matters and other business experience qualifies her to continue to serve on the Board of Managers.

Robert C. Vaughn, age 59, has served as a manager of Dorchester Minerals Management GP LLC since 2001. Mr. Vaughn has served in various capacities with Vaughn Petroleum, LLC and affiliated entities since 1979, including as Chairman, President and Chief Executive Officer. He co-founded Republic Royalty Company in 1993 and Dorchester Minerals, L.P. in 2003. He received his Bachelor of Business Administration from the University of Texas at Austin. He currently serves on the Board of Trustees of the Culver Educational Foundation, the Development Board of The University of Texas at Austin and the Board of Visitors of the McDonald Observatory and Department of Astronomy of the University of Texas at Austin. The members of the general partner of our general partner have determined that Mr. Vaughn’s education and experience as a founder and executive of the Partnership and of other companies within our industry provides our Board of Managers with considerable knowledge and understanding of strategic matters and qualifies him to continue to serve on the Board of Managers.

BOARD OF MANAGERS QUALIFICATIONS

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended nominees, the members of the general partner of our general partner consider criteria such as the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all limited partners. We seek nominees with a diversity of experience, professions, skills, geographic representation and backgrounds. The members of the general partner of our general partner do not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the managers, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Managers to fulfill its responsibilities.

ELECTION OF MANAGERS TO THE BOARD OF MANAGERS

WHO WILL BE APPOINTED TO THE ADVISORY COMMITTEE

(PROPOSAL NO. 1 ON THE PROXY CARD)

Unitholders are entitled to elect three managers to the Board of Managers who will also be appointed to serve on the Advisory Committee. Nominations for the election of these managers listed below were made by the members of the general partner of our general partner and approved by its Board of Managers. If elected, all nominees are expected to serve until the 2016 Annual Meeting of Limited Partners or until their successors are duly elected.

NOMINEES FOR ELECTION

Buford P. Berry, age 79, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since February 2003. He is currently of counsel to Thompson & Knight LLP, a Texas based law firm. Mr. Berry has been an attorney with Thompson & Knight LLP, serving in various capacities since 1963, including as Managing Partner from 1986 to 1998. Mr. Berry previously served as a Vice Chairman of the Advisory Board of the Institute for Energy Law of the Center for American and International Law (formerly Southwestern Legal Foundation). He is a past Chairman of the Natural Resources Committee of the Taxation Section of the American Bar Association and a past Chairman of the Southwestern Legal Foundation Oil and Gas Tax Institute. From 1958 to 1960, Mr. Berry served as a Lieutenant in the United States Naval Reserve. He received his Bachelor of Business Administration degree in 1958 and his Bachelor of Laws Degree in 1963, both from the University of Texas. The members of the general partner of our general partner have determined that Mr. Berry’s experience advising companies in the oil and gas industry, as well as his prior experience serving as a member of the board of directors of HollyFrontier Corporation, qualify him to continue to serve on our Board of Managers.

C. W. “Bill” Russell, age 73, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since May 2004. Mr. Russell was employed by KPMG, LLP and predecessor firms from 1967 until his retirement in 1995. Elected as a partner in 1974, Mr. Russell concentrated in the field of energy taxation and served in various capacities at KPMG including as National Director, technical tax services – energy and chairman of the KPMG International Petroleum Group. He co-authored Income Taxation of Natural Resources, from 1986 to 2000. He currently performs tax services and related accounting functions for independent oil and gas producers and individuals. Mr. Russell is a graduate of the University of Texas at Arlington and is a certified public accountant. The members of the general partner of our general partner have determined that Mr. Russell’s extensive financial and accounting background brings considerable financial experience to the Board of Managers and qualifies him to continue to serve on our Board of Managers.

Ronald P. Trout, age 75, currently serves on the Board of Trustees and Audit Committee of The Cushing MLP Total Return Fund, a New York Stock Exchange listed closed-end investment company. Mr. Trout previously served as an Advisor and Audit Committee member of Dorchester Hugoton, Ltd., one of our predecessors, from 2001 through 2003 and a Director of Galaxy Energy Corporation from November 2006 through December 2008. He was a Senior Vice President and one of the founding partners of Hourglass Capital Management Corp., a Texas-based investment management company until his retirement in April 2001. Prior to the formation of Hourglass, he was a Senior Vice President of Mercantile Securities Corp., the trust investment arm of Mercantile Bank. Mr. Trout has been a Chartered Financial Analyst since 1970 and is a current member of the Dallas Association of Investment Analysts and past President of the Oklahoma Chapter of the Analysts Society. Mr. Trout received a B.S. and M.S. in Business Administration with a major in Finance from the University of Missouri. The members of the general partner of our general partner have determined that Mr. Trout’s extensive financial background brings considerable financial experience to the Board of Managers and qualifies him to continue to serve on our Board of Managers.

THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF MANAGERS’ NOMINEES.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(PROPOSAL NO. 2 ON THE PROXY CARD)

The Board of Managers recommends the approval of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2015. Grant Thornton LLP has been our independent registered accounting firm since 2003.

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting of Unitholders and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. Although unitholder approval of the appointment of Grant Thornton LLP is not required, the Board believes that it is appropriate to seek unitholder approval of this appointment. If the unitholders fail to approve the appointment, the Advisory Committee and the Board of Managers will consider whether or not to retain Grant Thornton LLP. Even if the appointment is approved, the Board of Managers, at its discretion, may direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interests of our unitholders.

During 2014 and 2013, we incurred the following fees with Grant Thornton:

	2013	2014

AUDIT FEES	$269,240	$258,640
AUDIT-RELATED FEES	—	—
TAX FEES	—	—
ALL OTHER FEES	—	—

The Advisory Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent auditor. Part of this approval process includes making a determination on whether non-audit services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Advisory Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure such services are within the parameters approved.

Unless unitholders specify otherwise in the proxy, proxies solicited by the Board of Managers will be voted by the persons named in the proxy at the Annual Meeting of Unitholders to approve the appointment of Grant Thornton LLP as our independent registered accounting firm for 2015.

THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE APPOINTMENT OF GRANT THORNTON LLP.

PROPOSAL TO APPROVE THE DORCHESTER MINERALS OPERATING LP EQUITY INCENTIVE PROGRAM

(PROPOSAL NO. 3 ON THE PROXY CARD)

Dorchester Minerals Operating LP, the operating partnership of our general partner, has adopted the Dorchester Minerals Operating LP Equity Incentive Program, which we refer to as the program, subject to the approval of our limited partners.

Description of the Program

The description set forth below is a summary of the material features of the program. This summary is qualified in its entirely by reference to the program document, a copy of which is attached hereto as Annex A and incorporated herein by reference.

The purpose of the program is to promote our long term financial interests and growth by attracting and retaining managers, officers, employees, consultants and other service providers of the operating partnership and its affiliates, including our partnership and Dorchester Minerals Management LLC, and aligning the interests of these individuals with our interests through providing them with equity-based awards of our common units that the operating partnership will purchase on the open market. The program’s purpose is to be achieved by providing grants of restricted common unit awards or common unit awards. The program is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Administration of the Program

The program will be administered by Dorchester Minerals Operating GP LLC, the general partner of the operating partnership, or any employee or group of employees of the operating partnership to whom it grants authority to administer the program, which we refer to as the program administrator. Unless otherwise limited by the program document or applicable law, the program administrator has broad discretion to administer the program, interpret its provisions, and adopt rules and regulations for implementing the program. This discretion includes the power to determine to whom, at what time awards will be granted and the type of award to be granted, to determine the number of common units to be covered by awards, to prescribe and interpret the terms and provisions of each award agreement (the terms of which may vary), to determine under what circumstances an award may be vested, canceled or forfeited, to delegate duties under the program, and to execute all other responsibilities permitted or required under the program. All designations, determinations, interpretations, and other decisions under or with respect to the program or any award will be within the sole discretion of the program administrator and will be final, conclusive, and binding on all parties concerned, including, but not limited to, program participants and their beneficiaries and successors.

Persons Who May Participate in the Program

Any officer, employee, consultant or other individual providing services to the operating partnership or any of its affiliates, or any manager of Dorchester Minerals Management LLC elected by our limited partners, in each case, who is selected by the program administrator to receive an award under the program will be a program participant. There are currently three managers and approximately 30 officers, employees and service providers who may be selected to participate in the program. A program participant will be eligible to receive an award subject to the terms of the program document and any limitations imposed by appropriate action of the program administrator.

Common Units Subject to the Program

The number of common units that may be granted each fiscal year pursuant to awards to participants shall not exceed 0.333% of the number of common units outstanding at the beginning of the fiscal year.

If an award is forfeited, cancelled or otherwise terminates or expires, any common units subject to the award that are not actually granted and any common units reacquired from the forfeiture of a restricted common unit award will again be available for awards under the program. Common units under the program will be solely common units acquired in the open market. The fair market value of the common units on a given date will be the closing sales price of a common unit as reported on the NASDAQ Stock Market on that date (or, if no closing sale price is reported on that date, the last reported sale price), provided that the program administrator may appoint an appraiser to determine any discount to such price as a result of any restriction set forth in an award. There are no fees, commissions or other charges applicable to a grant or purchase of common units under the program, but these charges will apply upon a sale or transfer of the common units by the participant.

Awards

Common Unit Awards. The program administrator may, in its discretion, grant to a participant a common unit award, which is an award of common units that are not subject to vesting, forfeiture or other restrictions.

Restricted Common Unit Awards. Restricted common unit awards also may be granted under the program. A restricted common unit award is an award of common units that are subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the program administrator in its discretion. The program administrator has the authority to determine to whom restricted common unit awards will be granted, the number of common units covered by the award, the duration of any restrictions, the conditions under which the restricted common units may become vested or forfeited (including without limitation specified performance goals and time-based vesting), and any other terms and conditions as the program administrator may establish with respect to the awards. These terms and conditions may include rules pertaining to the termination of employment or service of a participant prior to the expiration of a designated restricted period. Upon or as soon as reasonably possible following the vesting of restricted common units, subject to any applicable federal income tax withholding, the participant will be entitled to have the restrictions removed from his award so that the participant then holds unrestricted common units.

Other Provisions

Performance Conditions. The vesting of any restricted common unit award may be subject to performance conditions specified by the program administrator.

Tax Withholding. The program administrator is authorized to require payment of any amount it may determine to be necessary to withhold for taxes as a result of the grant or vesting of an award. The program administrator has discretion to withhold from any award the amount of common units necessary to cause such taxes to be funded.

Equity Restructurings, Mergers, Reorganizations and Other Corporate Transactions. In the event of (i) any extraordinary common unit distribution or split, recapitalization, rights offering, split-up or spin-off or any other event that constitutes an “equity restructuring” (as defined under Financial Accounting Standards Board (FASB) Accounting Standards Codification, Topic 718) with respect to our common units, or (ii) any reorganization, merger, consolidation, combination, repurchase or exchange of common units or other securities of our partnership, issuance of warrants or other rights to purchase common units or other securities of our partnership, or other similar corporate transaction or event that affects the common units, the program administrator may equitably adjust any or all of (A) the number of common units or other securities of the partnership (or number and kind of other securities or property) with respect to which awards may be granted under the program, and (B) the terms of outstanding awards, including, but not limited to the number of common units or other securities of our partnership (or number and kind of other securities or property) subject to outstanding awards or to which outstanding awards relate and any performance targets or other applicable terms. The program administrator shall have complete discretion to adjust awards in the manner it deems appropriate.

Amendment. The program administrator may amend, alter or discontinue the program with respect to any common units for which a grant has not yet been made, subject to the requirements of the exchange upon which the common units are traded. The program administrator also may amend, alter or discontinue any outstanding award as long as no change would materially diminish any rights of the participant without the consent of the participant. The program administrator may without participant consent amend the program or any outstanding award in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), or other applicable laws and may amend any outstanding awards in a manner that is not adverse (other than in a de minimis manner) to a participant, except as otherwise may be permitted under the program or the terms of the award.

United States Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to participants and the operating partnership arising from participation in the program. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of participants in the program may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

Common Unit and Restricted Common Unit Awards. In general, a participant will recognize ordinary compensation income as a result of the receipt of common units pursuant to a restricted common unit award or a common unit award in an amount equal to the fair market value of the common units when the common units are received, provided, that if the common units are not transferable or are subject to a substantial risk of forfeiture when received, the participant will recognize ordinary compensation income in an amount equal to the fair market value of common units (i) when the common units first become transferable or are no longer subject to a substantial risk of forfeiture, in cases where a participant does not make an valid election under Section 83(b) of the Code, or (ii) when the common units are received, in cases where a participant makes a valid election under Section 83(b) of the Code.

A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above with respect to common units received. Participants who are not employees must make their own arrangements for satisfying any tax obligations they may incur in connection with the receipt of an award under the program. Distributions that are received by a participant prior to the time that the common units are taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as distributions on common units. The tax basis in the common units received by a participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those common units will commence on the date of receipt of the common units.

Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by the operating partnership, the amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Limited Partnership Interest. We are not a taxable entity, and as such, we do not incur any federal income tax liability. Instead, each holder of our common units is required to report on his income tax return his share of our income, gains, losses and deductions in computing his federal income tax liability, regardless of whether cash distributions are made to him by us. Distributions by us to a holder of common units are generally not taxable unless the amount of cash distributed is in excess of the holder’s adjusted basis in his interest. Usually at the beginning of each year, we will mail to each partner a Schedule K-1 showing the amounts of income, gains, losses, and deductions that the partner is required to reflect on his federal income tax return as a limited partner for the preceding year. A limited partner will not qualify for using Form 1040EZ or 1040A, and may not file his federal income tax return until he has received his Schedule K-1 and reflected the relevant information contained therein in his tax return.

Plan Benefits under the Program

The awards, if any, that will be made under the program are subject to the discretion of the program administrator, and thus we cannot currently determine the benefits or number of common units subject to awards that may be granted in the future or that would have been received by or allocated in the last fiscal year to officers, employees, consultants and other individuals providing services to the operating partnership or any of its affiliates and managers of Dorchester Minerals Management LLC under the program.

Equity Compensation Plan Information

Other than the Dorchester Minerals Operating LP Equity Incentive Program (the material features of which are summarized above), which the operating company adopted subject to the approval by our limited partners, none of the partnership, its general partner or the operating partnership has adopted any equity compensation plans. The following table provides information as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	0	0	0
Total	0	0	0

Recommendation

Unless unitholders specify otherwise in the proxy, proxies solicited by the Board of Managers will be voted by the persons named in the proxy at the Annual Meeting of Unitholders “FOR” approval of the Dorchester Minerals Operating LP Equity Incentive Program.

THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” APPROVAL OF THE DORCHESTER MINERALS OPERATING LP EQUITY INCENTIVE PROGRAM

OTHER MATTERS

     The Board of Managers does not intend to present any other matters at the 2015 Annual Meeting and knows of no other matters that will be presented. However, if any other matters come before the 2015 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Managers of Dorchester Minerals Management GP LLC,

/s/ William Casey McManemin

William Casey McManemin

Chief Executive Officer

April 15, 2015

ANNEX A

DORCHESTER MINERALS OPERATING LP

EQUITY INCENTIVE PROGRAM

1.	Purpose of the Program

The Dorchester Minerals Operating LP Equity Incentive Program (the “Program”) is designed to promote the long term financial interests and growth of Dorchester Minerals Operating LP, a Delaware limited partnership (“Operating”), and its Affiliates, including Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), and Dorchester Minerals Management GP LLC, a Delaware limited liability company (“Minerals Management”), by (i) attracting and retaining managers, officers, employees, consultants and other service providers of Operating and its Affiliates and (ii) aligning the interests of such individuals with those of Operating and its Affiliates through providing them with equity-based awards of common units representing limited partnership interests in the Partnership (the “Common Units”).

2.	Definitions

The following capitalized terms used in the Program have the respective meanings set forth in this Section:

(a)     Act:  The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)    Administrator: Dorchester Minerals Operating GP LLC, a Delaware limited liability company, or any employee or group of employees of Operating to whom authority to administer the Program has been delegated pursuant to Section 4 hereof.

(c)     Affiliate:  With respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with such specified Person. As used herein, the term “Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

(d)     Award:  Individually or collectively, any Common Unit Award or Restricted Common Unit Award made pursuant to the Program.

(e)     Code:  The Internal Revenue Code of 1986, as amended, or any successor thereto.

(f)     Common Unit: Defined in Section 1.

(g)     Common Unit Award: Common Units awarded to a Participant pursuant to the Program that are not subject to vesting, forfeiture or other restrictions.

1

(h)     Effective Date:  The date on which the Program is approved by at least a majority of the holders of Common Units of the Partnership present in person or represented by proxy at a meeting of the limited partners of the Partnership and entitled to vote thereon.

(i)     Employment:  The term “Employment” as used herein shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of Operating or any of its Affiliates, (ii) a Participant’s services as a consultant or independent contractor, if the Participant is consultant to, or independent contractor of, Operating or of any of its Affiliates, and (iii) a Participant’s services as a non-employee manager elected by the limited partners of the Partnership, if the Participant is a Manager.

(j)     Fair Market Value:  Of a Common Unit on any given date means (i) the closing sale price per Common Unit on the NASDAQ Stock Market or any other national securities exchange in the United States that is registered with the United States Securities and Exchange Commission pursuant to Section 6 of the Securities Exchange Act of 1934, as amended (a “U.S. Exchange”) on that date (or, if no closing sale price is reported, the last reported sale price), (ii) if the Common Units are not listed on a U.S. Exchange, the last quoted bid price for the Common Units on that date in the over-the-counter market as reported by OTC Markets Group or a similar organization, or (iii) if the Common Units are neither listed on a U.S. Exchange nor quoted by OTC Markets Group or a similar organization, the average of the mid-point of the last bid and ask prices for the Common Units on that date from a nationally recognized independent investment banking firm selected by the Administrator for this purpose; provided that the Administrator may appoint an appraiser to determine whether any discount to the price under (i), (ii) or (iii), as applicable, is appropriate in determining Fair Market Value as a result of any restrictions set forth in an Award.

(k)     Manager: A non-employee manager of Minerals Management elected by the limited partners of the Partnership.

(l)     Minerals Management: Defined in Section 1.

(m)     Operating: Defined in Section 1.

(n)     Participant:  A Manager, officer, employee, consultant or other service provider of Operating or of any of its Affiliates who is selected by the Administrator, at its sole discretion, to participate in the Program.

(o)      Partnership: Defined in Section 1.

(p)     Partnership Agreement: The Amended and Restated Agreement of Limited Partnership of the Partnership dated February 1, 2003.

(q)     Person:  Any individual, corporation, partnership, limited partnership, limited liability company, limited company, joint venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof.

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(r)     Restricted Common Unit Award: Common Units awarded to a Participant pursuant to the Program that are subject to such terms, conditions and restrictions as may be determined by the Administrator.

(s)     Restricted Period: The period established by the Administrator with respect to a Restricted Common Unit Award during which the Award remains subject to forfeiture, transferability or other restrictions.

3.	Common Units Subject to the Program

The number of Common Units that may be granted each fiscal year pursuant to Awards to Participants shall not exceed 0.333% of the number of Common Units outstanding at the beginning of the fiscal year. If any Award is forfeited, cancelled or otherwise terminates or expires, any Common Units subject to such Award that are not actually granted pursuant to such Award and any Common Units reacquired from the forfeiture of a Restricted Common Unit Award shall again be available for Awards under the Program. All Common Units granted pursuant to an Award shall consist solely of Common Units acquired by Operating in the open market.

4.	Administration

(a)     Administration and Delegation.  The Program shall be administered by the Administrator.  The Administrator may delegate the authority to grant Awards under the Program to any employee or group of employees of Operating; provided, however, that such delegation and grants are consistent with applicable law and guidelines established by the Administrator from time to time.  The Administrator may delegate the day-to-day administration of the Program to any employee or group of employees of Operating or a third-party equity program administrator.

(b)     Interpretation; Corrections; Final and Binding Decisions.  The Administrator is authorized to interpret the Program, to establish, amend and rescind any rules and regulations relating to the Program, and to make any other determinations that it deems necessary or desirable for the administration of the Program.  The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Program or Award agreement in the manner and to the extent the Administrator deems necessary or desirable, without the consent of any Participant.  Any decision of the Administrator in the interpretation and administration of the Program, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries and successors).

(c)     Establishment of Award Terms.  The Administrator shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Program and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).

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(d)     Payment of Taxes Due.  The Administrator shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the grant or vesting of an Award.  The Administrator may, in its sole discretion, cause such payment to be funded by reducing the Common Units delivered or vesting upon the grant or vesting of an Award by a number of Common Units having a Fair Market Value equal to the amount of any withholding payment that would then be due. The Administrator shall establish the manner in which any such tax obligation otherwise may be satisfied by the Participant.

5.	Eligibility and Awards

The Administrator shall select Participants from those Managers, officers, employees, consultants and other individuals providing services to Operating or of any of its Affiliates that, in the sole discretion of the Administrator, are in a position to make a positive contribution to the success of Operating and its Affiliates. Once a Participant has been selected for an Award by the Administrator, the Administrator shall determine the type and size of Award to be made to the Participant and shall establish in an Award agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Program and the administrative guidelines and regulations, if any, established by the Administrator. Awards under the Program need not be uniform. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. Notwithstanding the foregoing, an Award to a Manager shall be limited to the number of Common Units that may be purchased with cash remuneration otherwise payable to the Manager and may be granted only in lieu of payment of such cash remuneration.

6.	Terms and Conditions of Common Unit Awards

Common Unit Awards may be granted to Participants in such numbers and at such times and upon such terms and conditions as the Administrator may determine, in its sole discretion.

7.	Terms and Conditions of Restricted Common Unit Awards

(a)     General. Awards may be granted in the form of Restricted Common Unit Awards in such numbers and at such times as the Administrator shall determine, in its sole discretion. The Administrator shall impose such terms, conditions and restrictions on Common Units subject to such an Award as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals, time-based vesting, transferability restrictions and restrictions under applicable securities laws.

(b)     Restricted Period. At the time a Restricted Common Unit Award is granted, the Administrator may establish a Restricted Period applicable to the Award. Each Restricted Common Unit Award may have a different Restricted Period in the sole discretion of the Administrator.

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(c)     Other Terms and Conditions. Common Units subject to a Restricted Common Unit Award shall constitute issued and outstanding Common Units for all purposes. Common Units granted pursuant to such an Award shall be registered in the name of the Participant or, at the option of Operating, in the name of a nominee of Operating, and shall be granted in book-entry form or represented by a certificate. Subject to the terms and conditions of the Award agreement, a Participant to whom a Restricted Common Unit Award has been made shall have the right to receive distributions thereon during the Restricted Period, to vote the Common Units subject to the Award and to enjoy all other rights with respect thereto, except that (i) Operating shall retain custody of any certificates evidencing the Common Units during the Restricted Period and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Units during the Restricted Period. A breach of the terms and conditions established by the Administrator pursuant to the Award of the Common Units may result in a forfeiture of the Common Units. At the time a Restricted Common Unit Award is granted, the Administrator may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Common Units subject to the Award, including without limitation rules pertaining to the termination of Employment (by reason of death, permanent and total disability, retirement, cause or otherwise) of a Participant prior to expiration of the Restricted Period.

(d)     Miscellaneous. Nothing in this Section shall prohibit the exchange of Common Units subject to a Restricted Common Unit Award pursuant to a plan of merger or reorganization for units or other securities of the Partnership or another entity that is a party to the reorganization, provided that the units or securities so received in exchange for the Common Units shall, except as provided in the applicable Award agreement, become subject to the restrictions applicable to the Restricted Common Unit Award. Any Common Units received as a result of an equity split or distribution with respect to a Restricted Common Unit Award shall also become subject to the restrictions under the Award.

8.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Program to the contrary, the following provisions shall apply to all Awards granted under the Program:

(a)     Equity Restructurings. In the event of any extraordinary Common Unit distribution or split, recapitalization, rights offering, split-up or spin-off or any other event that constitutes an “equity restructuring” (as defined under Financial Accounting Standards Board (FASB) Accounting Standards Codification, Topic 718) with respect to Common Units, the Administrator shall, in the manner determined appropriate or desirable by the Administrator and without liability to any person, adjust any or all of (i) the number of Common Units or other securities of the Partnership (or number and kind of other securities or property) with respect to which Awards may be granted under the Program, and (ii) the terms of outstanding Awards, including, but not limited to (A) the number of Common Units or other securities of the Partnership (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (B) any performance targets or other applicable terms.

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(b)     Mergers, Reorganizations and Other Corporate Transactions. In the event of any reorganization, merger, consolidation, combination, repurchase or exchange of Common Units or other securities of the Partnership, issuance of warrants or other rights to purchase Common Units or other securities of the Partnership, or other similar corporate transaction or event that affects the Common Units such that an adjustment is determined by the Administrator in its discretion to be appropriate or desirable, the Administrator in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable as to (i) the number of Common Units or other securities of the Partnership (or number and kind of other securities or property) with respect to which Awards may be granted under the Program, and (ii) the terms of any outstanding Award, including (A) the number of Common Units or other securities of the Partnership (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (B) any performance targets or other applicable terms.

9.	No Right to Employment or Awards

The granting of an Award under the Program shall impose no obligation on Operating or any Affiliate to continue the Employment of a Participant and shall not lessen or affect Operating’s or an Affiliate’s right to terminate the Employment of such Participant.  No Participant or other Person shall have any claim to be granted any Award (including as a result of recurring prior Award), and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Administrator’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

10.	Successors and Assigns

The Program shall be binding on all successors and assigns of Operating and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

11.	Amendments or Termination

Except as required by the rules of the principal securities exchange on which the Common Units are traded, the Administrator may amend, alter or discontinue the Program or any outstanding Award, but no amendment, alteration or discontinuation shall be made, without the consent of a Participant, if such action would materially diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Program; provided, however, that the Administrator may without the Participant’s consent (a) amend the Program or any outstanding Award in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to Operating or its Affiliates or to Participants as provided in Section 12 and Section 16 below), and (b) amend any outstanding Awards in a manner that is not adverse (other than in a de minimis manner) to a Participant, except as otherwise may be permitted pursuant to Section 8 hereof or as is otherwise contemplated pursuant to the terms of the Award, without the Participant’s consent.

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12.	International Participants

With respect to Participants who reside or work outside the United States of America, the Administrator may, in its sole discretion, amend the terms of the Program or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, Operating or an Affiliate.

13.	Choice of Law

The Program shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to any otherwise governing principles of conflicts of law that would apply the laws of another jurisdiction.

14.	Compliance with Securities Laws

The Administrator may refuse to grant or transfer any Common Units or other consideration under an Award if, acting in its sole discretion, it determines that the grant or transfer of such Common Units or such other consideration might violate any applicable law or regulation or entitle Operating or the Partnership to recover the same under Section 16(b) of the Act, as amended, and any payment tendered to Operating by a Participant, other holder or beneficiary in connection with such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award hereunder shall be construed as an offer to sell securities of the Partnership, and no such offer shall be outstanding, unless and until the Administrator in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the United States federal and any other applicable securities laws.

15.	Effectiveness and Limitations of the Program

The Program shall be effective as of the Effective Date. No Award may be granted under the Program after the tenth anniversary of the Effective Date, but Awards theretofore made may extend beyond that date.

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16.	Section 409A

To the extent applicable, this Program and Awards granted hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. In the event that it is reasonably determined by the Administrator that, as a result of Section 409A of the Code, payments in respect of any Award under the Program may not be made at the time contemplated by the terms of the Program or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, consistent with the provisions of Section 11(a) above, Operating may take whatever actions the Administrator determines necessary or appropriate to comply with, or exempt the Program and Award agreement from the requirements of Section 409A of the Code and related Department of Treasury guidance and other interpretive materials as may be issued after the Effective Date including, without limitation, (a) adopting such amendments to the Program and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Administrator determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Program and Awards hereunder and/or (b) taking such other actions as the Administrator determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code, which action may include, but is not limited to, delaying payment to a Participant who is a “specified employee” within the meaning of Section 409A of the Code until the first day following the six-month period beginning on the date of the Participant’s termination of Employment.  Operating shall use commercially reasonable efforts to implement the provisions of this Section in good faith; provided that neither Operating, the Administrator nor any employee, director or representative of Operating or any Affiliate shall have any liability to Participants with respect to this Section.

[Signature Page Follows.]

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IN WITNESS WHEREOF, this Program has been executed on this ___ day of ___________, 2015, to be effective as of the Effective Date.

DORCHESTER MINERALS OPERATING LP

By:     Dorchester Minerals Operating GP LLC,

           its sole general partner

By:     Dorchester Minerals Management LP,

           its sole member

By:     Dorchester Minerals Management GP, LLC

           its sole general partner

           By:

           Name:

           Title:

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PROXY

DORCHESTER MINERALS, L.P.

PROXY FOR 2015 ANNUAL MEETING OF LIMITED PARTNERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints each of William Casey McManemin and James E. Raley proxy and attorney in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned and to vote as specified on the reverse side all common units of Dorchester Minerals, L.P., which the undersigned is entitled to vote at the Annual Meeting of Limited Partners on May 20, 2015 at 4:00 p.m. Central Time at the Perot Museum of Nature and Science, 2201 N. Field Street, Dallas, TX 75202 or any adjournments or postponements thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE, FOR PROPOSAL TWO AND FOR PROPOSAL THREE, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Continued and to be marked, dated and signed on the reverse side and returned in the enclosed envelope, voted telephonically or voted via the internet.

VOTE BY INTERNET – www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our partnership in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	The Board of Managers recommends that you vote FOR the following:	For	Withhold	For All	To withhold authority to vote for any
		All	All	Except	individual nominee(s), mark "For All
1.	Election of Managers with subsequent appointment to the Advisory Committee	□	□	□	Except" and write the number(s) of the
	Nominees				nominee(s) on the line below.
	01 Buford P. Berry 02 C.W. (“Bill”) Russell 03 Ronald P. Trout				__________________________________

The Board of Managers recommends that you vote FOR the following:
		For	Against	Abstain
2.	Approval of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2015	□	□	□

The Board of Managers recommends that you vote FOR the following:
		For	Against	Abstain
3.	Approval of the Dorchester Minerals Operating LP Equity Incentive Program	□	□	□

4.	Such other business as may properly come before the meeting or any adjournment or postponement thereof

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)	Date